================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                  ------------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 24, 2004
                              (February 23, 2004)


                           J. ALEXANDER'S CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                Tennessee                                     1-08766                       62-0854056
----------------------------------------------        ------------------------        ----------------------
(State or Other Jurisdiction of Incorporation)        (Commission File Number)            (I.R.S. Employer
                                                                                        Identification No.)



   3401 West End Avenue, Suite 260, P.O. Box 24300, Nashville, Tennessee 37202
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (615) 269-1900
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


================================================================================

ITEM 9.  REGULATION FD DISCLOSURE.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 23, 2004, J. Alexander's Corporation issued a press release announcing its financial results for the year and fourth quarter ended December 28, 2003. At the same time, J. Alexander's Corporation announced the election of Joe N. Steakley, senior vice president of internal audit at HCA Inc., as a board member of J. Alexander's Corporation. The text of the press release is set forth in Exhibit 99.1

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 24, 2004                J. ALEXANDER'S CORPORATION


                                       By:  /s/ R. Gregory Lewis
                                            -----------------------------------
                                            R. Gregory Lewis
                                            Chief Financial Officer, Vice
                                            President of Finance and Secretary

                                  EXHIBIT INDEX


   EXHIBIT NO.                            DESCRIPTION
-------------------   -----------------------------------------------------------
     99.1             Earnings Press Release issued by J. Alexander's Corporation dated February 23, 2004